SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2005

IWO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-39746	14-1818487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 Corporate Circle, Albany, New York 12203

(Address of Principal Executive Offices and Zip Code)

(518) 862-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2005, IWO Holdings, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. That release referred to certain attached financial highlights for the quarter ended March 31, 2005. The full text of the press release, including the attachment referred to within the release, which were posted on IWO Holdings, Inc.'s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

Exhibit No.	Description
99.1	Press Release of IWO Holdings, Inc. dated May 16, 2005, including attachment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2005	IWO HOLDINGS, INC.
By: /s/ RICHARD C. HARRIS Richard C. Harris Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of IWO Holdings, Inc. dated May 16, 2005, including attachment.